UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2002
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                      Transnational Financial Network, Inc.
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        (Exact name of small business issuer as specified in its charter)


California                        1-14219                        94-2964195
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(State or other jurisdiction      (Commission File           (I.R.S.Employer
of incorporation)                  Number)                   Identification No.)

401 Taraval Street, San Francisco, CA                           94116
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(Address of principal executive offices)                       (Zip Code)



(Registrant's telephone number, including area code: (415) 334-7000




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(Former name, former address and former fiscal year, if changed since last report)




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    Item 8.  Change in Fiscal Year.

         On April 24, 2002, the Company's board of directors voted to change the Company's fiscal year to end each April 30. The transition period will be covered in a Form 10-KSB.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: May 3, 2002
                                      Transnational Financial Corporation


                                      /s/ Joseph Kristul
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                                      Joseph Kristul, President